HIGHLAND FUNDS I

Highland/iBoxx Senior Loan ETF (the “Fund”)

Supplement dated May 18, 2020 to the Fund’s Summary Prospectus and Statutory Prospectus, dated October 31, 2019, as supplemented from time to time (together, the “Prospectuses”).

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The Fund’s after-tax returns have been revised. Accordingly, the Prospectuses are hereby amended and supplemented as follows:

1.     In the “Performance” section of the Fund’s Summary Prospectus, and the corresponding section of the Statutory Prospectus, the “Average Annual Total Returns” table is hereby deleted and replaced with the following:

Average Annual Total Returns

For the period ended December 31, 2018

	1 Year	5 Year	Since Inception (11/6/12)
Return Before Taxes	-1.12%	1.45%	2.14%
Return After Taxes on Distributions	-3.00%	-0.46%	0.15%
Return After Taxes on Distributions and Redemptions	-0.64%	0.26%	0.75%
Markit iBoxx USD Liquid Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	-0.60%	1.72%	2.32%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE.

HFI-ETF-PROS-520